Exhibit 13.4

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 20-F of Inmarsat Holdings Limited (the “Company”) for the annual period ended 31 December 2007 (the “Periodic Report”), I, Rick Medlock, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge the Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RICK MEDLOCK
Rick Medlock Chief Financial Officer

Date: 29 April 2008